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           Form of the Registrant's Common Stock Certificate     4.1

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                                    Expedia

            INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

   NUMBER                                                          SHARES
EX

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                              CUSIP 302125 10 9

   This Certifies that




is the registered holder of

          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF =================================EXPEDIA, INC.==================================

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                                 EXPEDIA, INC.
                                   CORPORATE
                                     SEAL
                                     1999
                                  WASHINGTON



            SECRETARY                      PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED
  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
    TRANSFER AGENT AND REGISTRANT

BY

                  AUTHORIZED SIGNATURE
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                                 EXPEDIA, INC.

     The corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
TEN COM  --as tenants in common                                                   UNIF GIFT MIN ACT--...........Custodian...........
TEN ENT  --as tenants by the entireties                                                                (Cust)              (Minor)
JT TEN   --as joint tenants with right of                                                             under Uniform Gifts to Minors
         survivorship and not as tenants                                                              Act.................
         in common                                                                                            (State)

                              Additional abbreviations may also be used though not in the above list.

                          For Value Received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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|                                    |
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____________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
Shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________________________
Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________

                                    ______________________________________________________________________________________________
                           NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                    CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.
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